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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                October 6, 2003
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                  Date of Report (Date of earliest event reported)


                      Catapult Communications Corporation
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              (Exact Name of Registrant as Specified in its Charter)


       Nevada                           0-24701                 77-0086010
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
   of Incorporation)                                        Identification No.)


                              160 South Whisman Road,
                         Mountain View, California 94041
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                 (Address of Principal Executive Offices)(Zip Code)


                                 (650) 960-1025
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                (Registrant's telephone number, including area code)



             -------------------------------------------------------------
             (Former Name or Former Address, if Changed Since Last Report)



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Item 7.   Financial Statements and Exhibits

        (c)  Exhibits

        99.1 Press release dated October 6, 2003 announcing a revision to the Registrant's estimated results of operations for the quarter ended September 30, 2003.

Item 12.  Results of Operations and Financial Condition

       On October 6, 2003, Catapult Communications Corporation ("Registrant") issued a press release announcing a revision to its estimated results of operations for the three months ended September 30, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 but is instead furnished as required by that instruction.

       In the press release, in addition to disclosing expected net loss per share on a GAAP basis, the Registrant's management has disclosed expected net income per share on a pro forma basis excluding costs that are not expected to recur. The pro forma information was included because it was considered by management to be material to the evaluation of the Company's expected financial results.




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                                    SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CATAPULT COMMUNICATIONS CORPORATION
                                             (Registrant)


Dated:  October 6, 2003                      By:/s/ Chris Stephenson
                                                --------------------------------
                                                Chris Stephenson
                                                Vice President and
                                                Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit
Number
--------
99.1 Press release dated October 6, 2003 announcing a revision to the Registrant's estimated results of operations for the quarter ended September 30, 2003.






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